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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                                 DATE OF REPORT
                                OCTOBER 11, 2000
                        (DATE OF EARLIEST EVENT REPORTED)

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             CHANCELLOR GROUP, INC.
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)


             NEVADA                                      87-0438647
(STATE OR OTHER JURISDICTION OF            (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)


1800 E.  SAHARA, SUITE 107, LAS VEGAS, NEVADA              89104
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                                  (702) 938-0261
                           (ISSUER'S TELEPHONE NUMBER)

             SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:
                                     (NONE)

             SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
                         COMMON STOCK, PAR VALUE $0.001
                                (TITLE OF CLASS)

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FORWARD LOOKING STATEMENTS

         Chancellor Group, Inc. ("Chancellor Group," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to develop its oil and gas leases; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 19, 2000, the Company agreed to acquire from Southwin Financial, Ltd. all of the outstanding shares of Getty Petroleum, Inc., a Texas corporation which has no affiliation whatsoever with the major oil company of the same name or the Getty family. The sole asset of Getty Petroleum, Inc. consists of oil and natural gas leases on approximately 1,350 acres in Pecos County, Texas. This acreage adjoins an existing lease held by the Company known as Glass Mountain. The Company issued an aggregate of 4,500,000 shares of common stock in connection with this acquisition including 2,925,000 shares to Horizon No. 4 Trust of which Shane X.G. Rodgers, Vice-Chairman and a Director of the Company is a beneficiary. The shares were issued to the Trust in accordance with the designation of Southwin Financial, Ltd.

ITEM 5.  OTHER EVENTS

         On October 11, 2000, Bassam Abu-Ghazaleh joined the Board of Directors of the Company. Mr. Abu-Ghazaleh is based in Riyadh, Saudi Arabia, where he is the Executive Director of Saudi Arabian operations of Talal Abu-Ghazaleh & Co., a member of the TAGI Group. The TAGI Group is the largest accounting and management consulting firm in the Middle East with 34 offices in over 20 countries, including the United States. Prior to joining TAGI Group, Mr. Abu-Ghazaleh was a senior executive in Middle Eastern operations of Shell Oil Company based in Dubai.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit 10.1  -  Copy of the Acquisition  Agreement
                  between Chancellor Group, Inc. and Southwin Financial, Ltd.

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                                   SIGNATURES


         In accordance with Section 12 of the Securities and Exchange Act of 1934, the Registrant caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CHANCELLOR GROUP, INC.



DATED: November 20, 2000               By:   /s/ SHANE X.G. RODGERS
                                             ----------------------------------
                                                 SHANE X.G. RODGERS
                                                 Vice-Chairman